UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-7093

T. Rowe Price Summit Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

Item 1: Report to Shareholders

Summit Cash Reserves Fund	April 30, 2010

The views and opinions in this report were current as of April 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Fixed income markets performed reasonably well over the past six months although, once again, returns were very different for short- and longer-term issues. As the Federal Reserve waited for further signs of sustainable growth in the economy, it has kept short-term interest rates near zero, benefiting borrowers but to the detriment of those seeking short-term income. Meanwhile, initial signs of growth, further healing in credit markets, and contained inflation boosted longer-term bond prices. In this environment, the Summit Cash Reserves Fund was flat for the period, while the Summit GNMA Fund recorded a modest gain.

ECONOMY AND INTEREST RATES

Most signs indicated that the U.S. economy continued recovering over the past six months, albeit at an uneven pace. Although unemployment remained elevated, businesses resumed hiring in earnest in March and April for the first time in over two years. Consumer spending continued to inch higher, and gauges of consumer confidence suggested that Americans were becoming somewhat more optimistic about the economy’s direction. The housing sector appeared to have stabilized, thanks in part to homebuyer tax incentives. Manufacturing seemed to be leading the way in the recovery, due partly to healthy export markets.

In a sign that the Federal Reserve was confident that U.S. credit markets were faring better, the central bank took its first step in removing extraordinary policy accommodation in nearly four years. On February 18, 2010, the Fed announced that it was raising the discount rate it charges member banks for emergency loans by a quarter of a percentage point, to 0.75%. The Fed took pains to assure investors, however, that the more influential federal funds rate—which directly affects consumer and business lending rates—would not be increased in the near future. The short-term inflation threat appeared well contained. Core inflation, which excludes volatile food and energy prices, fell back to its lowest level in several years.

Worries over sovereign debt markets dominated bond headlines toward the end of the period. Disturbing echoes of the 2008 financial crisis appeared in the form of growing concerns about spiraling deficits in Portugal; Spain; and, in particular, Greece. Although most observers agreed that outright defaults on sovereign debt were highly unlikely, some worried that a new contagion might spread to other European markets—or that at least the continent’s growth would slow as interest rates in peripheral European Union nations climbed and as Germany and other large economies diverted resources to help Greece deal with its debt issues. While good economic prospects might normally result in rising yields and declines in bond prices, concerns about the Greek debt crisis boosted demand for the relative safe haven of U.S. Treasuries.

SUMMIT CASH RESERVES FUND
Your fund returned 0.00% in the six months ended April 30, 2010, roughly in line with the Lipper Money Market Funds Average. While the current extreme low yield environment makes comparisons difficult, the longer-term returns for the fund have placed it consistently in or near the top 15% of all taxable money funds. (Based on cumulative total return, Lipper ranked the Summit Cash Reserves Fund 48 out of 296, 31 out of 280, 21 out of 258, and 18 out of 204 money market instrument funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2010, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

In its April 28 statement, the Federal Open Market Committee affirmed its commitment to maintaining “exceptionally low levels of the federal funds rate for an extended period.” With inflation subdued, the unemployment rate stubbornly high, and financial markets still unsettled, the Fed clearly does not want to act prematurely and choke off the nascent recovery. Unfortunately, the Fed’s policy stance means that money market investors will continue to see near-zero returns for some time.

In the six months since our last report, money market rates have crept imperceptibly higher. The Fed’s zero interest rate policy continues to compress yields across the money markets. Yields on ultra-safe U.S. Treasury bills have moved higher by five to eight basis points (0.05% to 0.08%), leading 90-day bills to end the period at 0.13% and six-month bills to end at 0.21%. The benchmark Libor curve—a measure of interbank lending rates against which most commercial paper and certificates of deposit are priced—moved in similar fashion: 90-day Libor ended the period at 0.35%, a change of seven basis points since the end of the last reporting period.

The fund’s strategy has been based upon our assessment that the Fed remains on hold, placing interest rate risk at a minimum. We therefore felt comfortable maintaining a weighted average maturity somewhat longer than our peer group. While we are comfortable investing in longer-term securities, we have remained highly selective in the credit risks we are willing to take. The financials sector still faces serious headwinds, in our opinion, and we remain focused on high-quality banks such as JPMorgan Chase, Westpac, and Toronto Dominion. In an unusual turnabout in this low interest rate environment, a significant portion of the portfolio is invested in municipal debt carrying yields above those of comparable taxable debt (normally municipal yields are lower due to their tax-exempt nature). The majority of these municipal investments features terms of one to seven days as well as additional liquidity support from Tier 1 banks. With consumer credit trends improving, we continue to add to our investments backed by consumer debt. (Please refer to our portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

We expect money market rates to remain compressed near zero for some time. The recent fears of sovereign risk contagion make it clear that the global financial system remains somewhat fragile as it continues to deleverage. Our focus will be to continue to identify only the highest-quality names in which to invest, maintaining a highly liquid portfolio as we watch for signs of higher rates.

A significant revision of Rule 2a-7 has been enacted by the SEC, parts of which will be phased in during 2010. Rule 2a-7 governs the investment practices of money market funds. Among the changes you might notice going forward are shorter weighted average maturities and higher concentrations of short-dated “liquid” investments. The recent rule changes are intended to strengthen the money fund industry and make it less susceptible to market disruptions as a way to protect shareholders.

SUMMIT GNMA FUND
The Summit GNMA Fund returned 2.31% net of fees for the six-month period ended April 30, 2010, almost exactly in line with the Barclays Capital U.S. GNMA Index.

Over the period, we benefited from a modest allocation to top-tier, AAA rated commercial mortgage-backed securities (CMBS). In addition to its holdings of individual bonds, the fund also holds CMBS indirectly through a stake in T. Rowe Price’s Term Asset-Backed Opportunity Fund, a vehicle that takes advantage of favorable leverage terms through the Term Asset-Backed Securities Loan Facility (TALF) program mentioned on page 6. Though we tend not to stray far from our index when it comes to duration (a measure of sensitivity to interest rate changes) and yield curve posturing, our positioning in these areas also helped performance. Finally, much of our time is dedicated to careful selection of mortgage-backed securities (MBS) pools with appealing valuations and that respond well to changes in interest rates, an effort that continues to aid the fund’s returns.

Following the extreme turbulence in the financial markets in 2008 and early 2009, investors in fixed income spread products (securities other than risk-free Treasuries) have watched returns march almost steadily in one direction—upward. Buoyed by the “shock and awe” response of the U.S. government to the financial crisis, securitized products—which include securities previously in the eye of the storm—have been among the strongest performers in the fixed income markets and have enjoyed unprecedented returns. The chart to the left illustrates the excess return over equal-duration Treasuries for various sectors for the one-year and six-month time periods.

As can be seen, GNMA bonds have garnered solid outperformance versus Treasuries, though this has been modest relative to the stellar performance of the riskier asset-backed securities (ABS) and CMBS segments.

The prevailing question entering 2010 was whether or not many areas of the financial system that were on government life support could survive on their own in the midst of a fragile economic recovery and still somewhat timid investor base. So far, the answer seems to be in the affirmative. The TALF program, which ended on March 31, 2010, was widely considered an enormous success as the prospect of cheap leverage through government-issued loans enticed investors back into the market and drove interest rates on everything from auto loans to credit cards back to pre-crisis levels. In fact, the conclusion of this program was a non-event, as the ABS sector was standing on its own well before the March 31 deadline. CMBS also benefited from the TALF program in addition to the Public-Private Investment Program, which spawned multiple government/private asset manager-partnered funds and billions of dollars in buying power focused on the more heavily distressed non-agency MBS and CMBS sectors. Much like ABS, the CMBS market seems to be relatively healthy again, though still vulnerable to bouts of risk aversion.

For agency MBS such as GNMA bonds, which make up the vast majority of the Summit GNMA Fund, the main lifeline came in the form of the Fed’s “quantitative easing” program. By purchasing $1.25 trillion of securities, the Fed entrenched itself as the primary player in this market, substantially lowering MBS spreads and, by extension, mortgage rates available to borrowers. Like TALF, this program came to an end on March 31, leading most investors to expect some amount of MBS underperformance given the departure of a huge source of demand from the market. Fortunately, this never materialized to any large degree, and MBS have continued to churn out strong and stable—if not spectacular—returns for investors.

MBS continue to benefit from several forces that make them an appealing option for investors. First, favorable technical factors remain in place. On the demand side, there is a consistent bid for GNMA paper for use in collateralized mortgage obligations. In addition, GNMAs have seen demand from overseas investors such as foreign central banks, which are attracted by the explicit guarantee from the U.S. government paired with higher yields than standard Treasury securities. On the supply side, negative net issuance—when the amount of MBS issued is less than the balance being paid down—should also support prices.

Secondly, MBS are performing unusually well in a falling interest rate environment as loans are not being paid off as interest rates decline. Many homeowners are “underwater” on their homes, with the balance of their loan worth more than the house. When combined with still-tight credit conditions, the environment makes it quite difficult to take advantage of low rates by prepaying an old mortgage and securing a new one. What is bad news for homeowners is good news for investors, who are allowed to clip an attractive coupon for a longer time.

The mortgage market may yet underperform in a sustained high-volatility environment like late 2008. Any weakness in mortgage spreads is likely to be regarded as a buying opportunity, however. Finally, a sharp increase in rates would hurt mortgage performance, but we regard such a move as unlikely for the balance of 2010.

OUTLOOK

Despite recent market turmoil surrounding the sovereign debt crisis in Greece and the rest of Europe, we believe U.S. bond markets will continue to improve over time. Instability in Europe and persistent high unemployment in the U.S. also probably mean that the Fed will keep interest rates low into 2011, resulting in very low returns for money market investors. Our goal over the coming months will remain the same—protecting our shareholders through careful research and prudent risk management.

As always, thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Cash Reserves Fund

Andrew McCormick
Chairman of the Investment Advisory Committee
Summit GNMA Fund

May 17, 2010

Each fund’s committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing each fund’s investment program.

RISK OF MONEY FUND INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

RISK OF GNMA INVESTING

Even though principal and interest payments on GNMAs are guaranteed, an increase in interest rates can cause share price to decline, resulting in a loss of principal. Investors in bond funds are also subject to several other types of risk—interest rate risk, credit risk, prepayment risk, extension risk, and derivatives risk. Since the fund invests primarily in GNMAs, which are backed by the full faith and credit of the U.S. government, its exposure to credit risk is low. A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall because homeowners tend to refinance and prepay principal. Prepayments can cause the average maturity of the portfolio to shorten, require the fund to reinvest proceeds at lower interest rates, or even cause certain bonds’ prices to fall below what the fund paid for them, resulting in a capital loss. Increased interest rates can cause the fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund’s share price.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Asset-backed securities: Bonds whose payments are backed by a pool of receivables or other financial assets.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Barclays Capital U.S. GNMA Index: Tracks the performance of mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Call protection: Any of a number of provisions that prohibits a bond’s early redemption for a given period.

Collateralized mortgage obligation (CMO): Bonds backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and by default, the other classes will have more prepayment risk.

Commercial mortgage-backed securities (CMBS): Bonds backed by loans on commercial rather than residential properties.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point increase in interest rates, and vice versa.

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

SEC yield (7-day unsubsidized simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Weighted average maturity: The weighted average maturity is a measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par	Value
ASSET BACKED SECURITIES 2.2%		
AmeriCredit Automobile Receivables Trust Series 2010-1, Class A1 0.296%, 2/15/11	18,885	18,885
Chrysler Financial Lease Trust Series 2010-A, Class A1 0.377%, 3/15/11 (1)	40,188	40,188
CIT Equipment Collateral Trust Series 2010-VT1A, Class A1 0.344%, 3/15/11 (1)	15,697	15,697
Ford Credit Auto Lease Trust Series 2010-A, Class A1 0.283%, 2/15/11 (1)	28,176	28,176
MMAF Equipment Finance Series 2009-AA, Class A1 0.398%, 12/15/10 (1)	15,824	15,824
Total Asset Backed Securities (Cost $118,770)		118,770
BANK NOTE 1.7%		
Bear Stearns, 4.50%, 10/28/10	6,000	6,116
Bear Stearns, 4.55%, 6/23/10	9,000	9,055
Bear Stearns, FRN, 0.568%, 1/31/11	73,000	73,111
Total Bank Note (Cost $88,282)		88,282
CERTIFICATES OF DEPOSIT 18.2%		
Eurodollar 3.3% (2)		
BNP Paribas, 0.28%, 7/22/10	31,000	31,000
BNP Paribas, 0.51%, 1/19/11	44,000	44,003
DnB NOR Bank, 0.70%, 10/21/10	25,000	25,000
Societe Generale, 0.68%, 9/20/10	50,000	50,000
Societe Generale, FRN, 0.306%, 6/2/10	25,000	25,000
		175,003
Yankee 14.9% (3)		
Abbey National, 1.13%, 5/28/10	25,000	25,000

Banco Bilbao Vizcaya, FRN, 0.324%, 12/15/10	7,000	6,996
Banco Bilbao Vizcaya, FRN, 0.34%, 12/13/10	50,000	50,000
Bank of Nova Scotia, 0.28%, 7/15/10	49,500	49,500
Bank of Nova Scotia, FRN, 0.87%, 5/14/10	20,000	20,005
Bank of Tokyo-Mitsubishi, 0.21%, 5/10/10	40,000	40,000
Bank of Tokyo-Mitsubishi, 0.30%, 7/8/10	44,000	44,000
DnB NOR Bank, FRN, 0.292%, 12/3/10	24,000	24,000
Intesa SanPaolo, 1.05%, 8/9/10	25,000	25,000
Intesa SanPaolo, 1.07%, 5/21/10	25,000	25,000
Intesa SanPaolo, 1.20%, 6/21/10	32,500	32,500
National Bank of Canada, 0.29%, 7/15/10	35,000	35,000
National Bank of Canada, FRN, 0.365%, 10/28/10	50,000	50,000
Nordea Bank Finland, 0.84%, 8/5/10	10,000	10,000
Rabobank Nederland, 0.30%, 6/8/10	25,000	25,000
Rabobank Nederland, FRN, 0.283%, 3/24/11	50,000	50,000
Rabobank Nederland, FRN, 0.323%, 4/26/11	50,000	50,000
Royal Bank of Canada, FRN, 0.249%, 10/6/10	75,000	75,000
Societe Generale, FRN, 0.359%, 2/22/11	47,600	47,604
Toronto-Dominion Bank, FRN, 0.25%, 3/10/11	99,000	99,000
Westpac Banking, FRN, 0.281%, 10/7/10	15,000	15,000
		798,605
Total Certificates of Deposit (Cost $973,608)		973,608

COMMERCIAL PAPER 19.5%

4(2) 16.7% (4)

ASB Finance London, FRN, 0.41%, 4/11/11	49,600	49,605
CAFCO, 0.30%, 7/19/10	12,143	12,135
Citibank Credit Card Issuance Trust, 0.29%, 7/7/10	41,800	41,777
CRC Funding, 0.20%, 5/3/10	33,274	33,274

CRC Funding, 0.20%, 5/7/10	50,000	49,998
CRC Funding, 0.34%, 7/29/10	25,000	24,979
DnB NOR Bank, 0.66%, 9/10/10	50,000	49,879
ENI Finance USA, 0.30%, 6/18/10	25,000	24,990
ENI Finance USA, 0.30%, 6/21/10	25,000	24,989
Enterprise Funding, 0.21%, 5/24/10	25,000	24,997
Enterprise Funding, 0.28%, 8/2/10	34,000	33,975
Fairway Finance, FRN, 0.231%, 6/9/10	55,000	55,000
Fairway Finance, FRN, 0.246%, 8/16/10	25,000	25,000
Fairway Finance, FRN, 0.251%, 9/8/10	27,000	27,000
Market Street Funding, 0.21%, 5/10/10	15,616	15,615
Market Street Funding, 0.25%, 6/8/10	25,000	24,993
Market Street Funding, 0.26%, 6/11/10	8,040	8,038
MetLife Short Term Funding, 0.21%, 5/3/10	10,000	10,000
MetLife Short Term Funding, 0.21%, 5/10/10	104,353	104,348
Ranger Funding, 0.25%, 6/16/10	58,000	57,981
Sumitomo Mitsui Banking, 0.20%, 5/4/10	22,000	22,000
Toronto-Dominion Holdings, 0.25%, 5/17/10	3,937	3,937
Tulip Funding, 0.20%, 5/4/10	30,000	30,000
Tulip Funding, 0.24%, 5/10/10	30,000	29,998
Westpac Banking, 0.81%, 7/30/10	60,000	59,878
Westpac Banking, FRN, 0.258%, 9/17/10	25,000	24,998
Westpac Securities, FRN, 0.37%, 12/10/10	24,600	24,600
		893,984
Non-4(2) 2.8%		
Dexia Delaware, 0.26%, 5/6/10	10,000	10,000
Los Angeles Airport, 0.27%, 5/7/10	12,018	12,017
South Carolina Public Service Authority, 0.35%, 5/6/10	18,000	17,999
Toyota Credit Canada, 0.30%, 5/7/10	15,240	15,239

Toyota Motor Credit, 0.30%, 6/7/10	24,000	23,993
Toyota Motor Credit, 0.32%, 8/2/10	50,000	49,959
Trinity Health, 0.35%, 5/21/10	10,000	9,998
Vanderbilt University, 0.32%, 8/2/10	8,500	8,493
		147,698
Total Commercial Paper (Cost $1,041,682)		1,041,682

MEDIUM-TERM NOTES 8.2%

American Honda Finance, FRN, 0.284%, 4/15/11 (1)	49,600	49,600
American Honda Finance, FRN, 0.538%, 9/28/10 (1)	25,000	25,000
Bank of America, FRN, 0.364%, 1/27/11	49,000	49,037
GE Capital, 5.00%, 12/1/10	40,000	41,042
GE Capital, FRN, 0.364%, 10/18/10	34,000	33,995
GE Capital, FRN, 0.431%, 8/20/10	65,000	65,026
JPMorgan Chase, 1.65%, 2/23/11 (8)	35,000	35,342
JPMorgan Chase, FRN, 0.289%, 5/7/10	25,000	25,000
JPMorgan Chase, FRN, 0.602%, 9/24/10	9,000	9,012
Morgan Stanley, FRN, 0.349%, 5/7/10	11,500	11,500
Procter & Gamble International Funding, FRN, 0.259%, 5/7/10	10,000	10,000
Roche Holdings, FRN, 2.252%, 2/25/11 (1)	16,340	16,615
Santander Central Hispano Issuances, 7.625%, 9/14/10	5,269	5,396
Santander U.S. Debt, FRN, 0.363%, 7/23/10 (1)	28,000	27,978
Wachovia Bank, FRN, 1.15%, 5/14/10	34,000	34,012
Total Medium-Term Notes (Cost $438,555)		438,555

MUNICIPAL SECURITIES 47.1%

Austin, Wastewater, VRDN, 0.30%, 5/15/31	10,585	10,585
Baltimore, Parking, VRDN, 0.24%, 7/1/32	18,675	18,675
Baptist Memorial Health Care, TECP, 0.35%, 6/3/10	24,170	24,170

Baptist Memorial Health Care, TECP, 0.39%, 8/6/10	12,000	12,000
Bay Area Toll Auth., VRDN, 0.26%, 4/1/47	10,000	10,000
California, Kindergarten, GO, VRDN, 0.25%, 5/1/34	46,520	46,520
California, Kindergarten, GO, VRDN, 0.26%, 5/1/34	13,455	13,455
California, Kindergarten, GO, VRDN, 0.28%, 5/1/34	13,410	13,410
California EFA, Univ. of Southern California VRDN, 0.30%, 10/1/15	2,955	2,955
California EFA, Univ. of Southern California VRDN, 0.30%, 4/1/28	7,735	7,735
California HFA, Catholic Healthcare West, VRDN, 0.28%, 7/1/33	9,400	9,400
California HFA, Kaiser Permanente, VRDN, 0.29%, 6/1/41	33,000	33,000
California Housing Fin. Agency, Multi-Family VRDN, 0.24%, 2/1/41	11,795	11,795
California Infrastructure & Economic Dev. Bank Asian Art Museum Foundation, VRDN, 0.24%, 6/1/34	68,700	68,700
California Infrastructure & Economic Dev. Bank, Orange County Performing Arts Center, VRDN, 0.26%, 7/1/34	11,390	11,390
California Statewide CDA, Kaiser Permanente VRDN, 0.29%, 4/1/38	10,500	10,500
Catholic Health Initiatives, TECP, 0.35%, 5/5/10	6,685	6,685
Catholic Health Initiatives, TECP, 0.36%, 6/10/10	29,000	29,000
Catholic Health Initiatives, TECP, 0.42%, 8/9/10	15,000	15,000
Charlotte, NASCAR, VRDN, 0.30%, 6/1/35	8,250	8,250
Charlotte-Mecklenburg Hosp. Auth., VRDN, 0.28%, 1/15/37	10,000	10,000
Clarksville Public Building Auth., GO, VRDN, 0.27%, 7/1/31	15,885	15,885
Cleveland Water, VRDN, 0.30%, 1/1/33	8,100	8,100
Colorado Housing Fin. Auth., Multi-Family VRDN, 0.25%, 10/1/32	4,855	4,855
Colorado Housing Fin. Auth., Multi-Family VRDN, 0.25%, 4/1/36	12,080	12,080
Colorado Housing Fin. Auth., Multi-Family VRDN, 0.32%, 10/1/36	5,400	5,400

Colorado Housing Fin. Auth., Multi-Family VRDN, 0.35%, 10/1/41	5,360	5,360
Colorado Housing Fin. Auth., Single Family VRDN, 0.25%, 11/1/30	3,940	3,940
Colorado Housing Fin. Auth., Single Family VRDN, 0.25%, 5/1/38	22,870	22,870
Colorado Housing Fin. Auth., Single Family VRDN, 0.32%, 11/1/36	12,205	12,205
Colorado Housing Fin. Auth., Single Family VRDN, 0.32%, 11/1/37	13,250	13,250
Colorado Housing Fin. Auth., Single Family VRDN, 0.32%, 5/1/38	12,650	12,650
Colorado Housing Fin. Auth., Single Family VRDN, 0.33%, 5/1/35	10,710	10,710
Columbus, Sewerage, VRDN, 0.30%, 12/1/15	2,800	2,800
Connecticut Housing Fin. Auth., VRDN, 0.25%, 5/15/32 (5)	7,550	7,550
Connecticut Housing Fin. Auth., VRDN, 0.29%, 11/15/39	10,000	10,000
Contra Costa Water Dist., TECP, 0.37%, 5/10/10	12,500	12,500
Denver City & County, Airport, VRDN, 0.26%, 11/15/22	24,555	24,555
Denver City & County, GO, TECP, 0.30%, 6/9/10	7,500	7,500
District of Columbia, George Washington Univ. VRDN, 0.28%, 9/15/29	18,025	18,025
Dormitory Auth. of the State of New York, Catholic Health VRDN, 0.30%, 7/1/34	2,470	2,470
Dormitory Auth. of the State of New York, North Shore Long Island Jewish Health, VRDN, 0.27%, 7/1/39	12,500	12,500
Dormitory Auth. of the State of New York, Personal Income Tax 1.25%, 6/15/10	10,750	10,754
Dormitory Auth. of the State of New York, Personal Income Tax VRDN, 0.31%, 3/15/26	2,000	2,000
East Bay Municipal Utility Dist., VRDN, 0.32%, 6/1/38	9,500	9,500
East Bay Municipal Utility Dist., VRDN, 0.32%, 6/1/38	14,000	14,000
Fairfax County IDA, Inova Health, VRDN, 0.25%, 5/15/35	17,335	17,335

Fulton County Dev. Auth., Woodruff Arts Center VRDN, 0.30%, 3/15/39	10,500	10,500
Guilford County, GO, VRDN, 0.28%, 3/1/25	37,295	37,295
Guilford County, GO, VRDN, 0.29%, 4/1/27	2,600	2,600
Harris County, TECP, 0.26%, 5/26/10	22,500	22,500
Harris County, GO, TECP, 0.27%, 5/13/10	10,500	10,500
Harris County Cultural Ed. Fac., Methodist Hosp. VRDN, 0.24%, 12/1/24	16,400	16,400
Harris County Health Fac. Dev. Corp., Baylor College of Medicine, VRDN, 0.25%, 11/15/47	30,000	30,000
Harris County Health Fac. Dev. Corp., Methodist Hosp., VRDN 0.24%, 12/1/41	21,000	21,000
Harris County Health Fac. Dev. Corp., Texas Children's Hosp. VRDN, 0.25%, 10/1/41	48,650	48,650
Harris County Health Fac. Dev. Corp., Texas Children's Hosp. VRDN, 0.27%, 10/1/29	16,525	16,525
Houston, Combined Utility, VRDN, 0.26%, 5/15/34	21,460	21,460
Houston, Combined Utility, VRDN, 0.26%, 5/15/34	15,850	15,850
Illinois Fin. Auth., Northwestern Memorial Hosp. VRDN, 0.27%, 8/15/42	7,000	7,000
Illinois Toll Highway Auth., A1, VRDN, 0.33%, 7/1/30	53,600	53,600
Illinois Toll Highway Auth., A2, VRDN, 0.33%, 7/1/30	18,210	18,210
Indiana Fin. Auth., Parkview Health, VRDN, 0.27%, 11/1/39	10,655	10,655
Indiana Fin. Auth., Trinity Health, VRDN, 0.25%, 12/1/33	26,655	26,655
Iowa Fin. Auth., Iowa Health, VRDN, 0.25%, 2/15/35	12,645	12,645
Iowa Fin. Auth., Iowa Health, VRDN, 0.27%, 2/15/35	10,900	10,900
Irvine, VRDN, 0.25%, 9/2/31	11,305	11,305
JPMorgan Chase, Ascension Health, VRDN, 0.27%, 11/15/30 (1)	5,200	5,200
JPMorgan Chase, Bay Area Toll Auth., VRDN, 0.30%, 4/1/16 (1)	2,500	2,500
JPMorgan Chase, District of Columbia, GO VRDN, 0.30%, 6/1/17 (1)	5,500	5,500
JPMorgan Chase, Duke Univ., VRDN, 0.27%, 10/1/34 (1)	11,000	11,000

JPMorgan Chase, Froedtert & Community Health VRDN, 0.30%, 4/1/17 (1)	7,995	7,995
JPMorgan Chase, Metropolitan Water Dist. of Southern California, VRDN, 0.30%, 7/1/31 (1)	2,225	2,225
JPMorgan Chase, New York State, Personal Income Tax, VRDN 0.30%, 3/15/17 (1)	8,380	8,380
JPMorgan Chase, Salt River Project Agricultural Improvement & Power, VRDN, 0.30%, 1/1/17 (1)	4,000	4,000
JPMorgan Chase, Univ. of California Regents VRDN, 0.30%, 11/15/16 (1)	4,900	4,900
JPMorgan Chase, Washington, GO, VRDN, 0.30%, 2/1/17 (1)	12,195	12,195
Kansas DOT, VRDN, 0.29%, 9/1/19	35,000	35,000
Kansas DOT, VRDN, 0.29%, 9/1/19	12,500	12,500
King County, GO, VRDN, 0.29%, 6/1/29	16,500	16,500
Las Vegas Convention & Visitors Auth., TECP, 0.28%, 5/5/10	4,600	4,600
Las Vegas Valley Water Dist., Water Improvement, GO VRDN, 0.35%, 6/1/36	9,200	9,200
Lee Memorial Health, VRDN, 0.27%, 4/1/33	14,000	14,000
Lincoln County, PCR, Exxon Mobil, VRDN, 0.22%, 11/1/14	6,605	6,605
Long Island Power Auth., TECP, 0.32%, 6/11/10	8,000	8,000
Long Island Power Auth., TECP, 0.35%, 5/11/10	8,500	8,500
Los Angeles County Metropolitan Transportation Auth. VRDN, 0.29%, 7/1/31	16,000	16,000
Los Angeles Municipal Improvement Corp., TECP 0.28%, 6/4/10	16,705	16,705
Lubbock Health Fac., Saint Joseph Health VRDN, 0.24%, 7/1/23	26,825	26,825
Lynchburg IDA, Centra Health, VRDN, 0.30%, 1/1/28	4,580	4,580
Lynchburg IDA, Centra Health, VRDN, 0.30%, 1/1/35	5,300	5,300
Maryland Economic Dev. Corp., Constellation Energy VRDN, 0.31%, 4/1/24	20,000	20,000
Maryland HHEFA, VRDN, 0.28%, 4/1/35	12,100	12,100
Maryland HHEFA, Johns Hopkins Hosp., TECP, 0.34%, 6/7/10	24,250	24,250

Maryland HHEFA, Johns Hopkins Univ., VRDN, 0.28%, 7/1/27	21,500	21,500
Maryland HHEFA, Stevenson Univ., VRDN, 0.31%, 7/1/30	4,910	4,910
Maryland Stadium Auth., VRDN, 0.31%, 12/15/19	5,000	5,000
Maryland Stadium Auth., Football Stadium VRDN, 0.32%, 3/1/26	575	575
Massachusetts, GO, TECP, 0.32%, 5/6/10	6,000	6,000
Massachusetts, GO, TECP, 0.37%, 5/14/10	10,000	10,000
Massachusetts HEFA, Harvard Univ., VRDN, 0.25%, 7/1/29	6,305	6,305
Massachusetts HEFA, Partners Healthcare VRDN, 0.25%, 7/1/27	4,500	4,500
Massachusetts Housing Fin. Agency, VRDN, 0.34%, 12/1/37 (6)	33,000	33,000
Metropolitan Transportation Auth., Dedicated Tax Fund, VRDN 0.31%, 11/1/34	9,385	9,385
Minnesota Housing Fin. Agency, Single Family VRDN, 0.30%, 7/1/38	11,885	11,885
Mississippi Hosp. Equipment & Fac. Auth., North Mississippi Health, VRDN, 0.27%, 5/15/16	9,200	9,200
Missouri HEFA, SSM Health Care, VRDN, 0.29%, 6/1/33	5,000	5,000
Missouri HEFA, SSM Health Care, VRDN, 0.30%, 6/1/35	25,000	25,000
Montgomery County, GO, TECP, 0.25%, 5/6/10	31,210	31,210
Montgomery County, GO, TECP, 0.33%, 5/12/10	44,000	44,000
Montgomery County Housing Opportunities Commission, Single Family, VRDN, 0.29%, 7/1/33	6,500	6,500
Montgomery County Housing Opportunities Commission, Single Family, VRDN, 0.32%, 7/1/38	6,000	6,000
Municipal Electric Auth. of Georgia, BAN, 2.25%, 6/21/10	9,710	9,718
Nassau County, GO, VRDN, 0.29%, 12/1/24	35,305	35,305
Nassau County Interim Fin. Auth., VRDN, 0.27%, 11/15/19	6,250	6,250
New Mexico Fin. Auth., VRDN, 0.26%, 12/15/26	6,200	6,200
New York City, GO, VRDN, 0.24%, 8/15/19	10,000	10,000
New York City, GO, VRDN, 0.29%, 4/1/36	43,555	43,555
New York City Transitional Fin. Auth., VRDN, 0.28%, 11/1/22	47,565	47,565

Saint Mary Hosp. Auth., Catholic Health Initiatives VRDN, 0.31%, 5/1/44	22,300	22,300
Salt River Project Agricultural Improvement & Power Dist., TECP 0.33%, 5/11/10	4,600	4,600
San Diego County Regional Transportation Commission VRDN, 0.30%, 4/1/38	12,910	12,910
San Diego County Regional Transportation Commission VRDN, 0.30%, 4/1/38	31,865	31,865
Santa Clara Valley Transportation Auth., VRDN, 0.34%, 6/1/26	20,000	20,000
Santa Clara Valley Transportation Auth., Sales Tax, VRDN 0.36%, 6/1/26	9,000	9,000
Shelby County, GO, VRDN, 0.34%, 12/1/31	27,385	27,385
South Miami HFA, Baptist Health South, VRDN, 0.31%, 8/15/37	5,500	5,500
Southern Ute Indian Tribe, VRDN, 0.33%, 1/1/27	13,905	13,905
Tarrant County Cultural Ed. Fac. Fin. Corp, Christus Health VRDN, 0.33%, 7/1/47	11,500	11,500
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, VRDN, 0.24%, 11/15/19	12,465	12,465
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, VRDN, 0.27%, 11/15/47	15,775	15,775
Tennessee, GO, TECP, 0.35%, 6/8/10	12,000	12,000
Tennessee, GO, TECP, 0.29%, 6/3/10	20,000	20,000
Texas, Veterans Housing, VRDN, 0.25%, 12/1/23	4,840	4,840
Texas, Veterans Housing, VRDN, 0.26%, 12/1/25	4,910	4,910
Texas, Veterans Housing, VRDN, 0.26%, 6/1/29	11,800	11,800
Texas, Veterans Housing, VRDN, 0.26%, 12/1/29	9,500	9,500
Texas, Veterans Housing, VRDN, 0.26%, 6/1/31	5,850	5,850
Texas, Veterans Housing, VRDN, 0.35%, 6/1/21	8,990	8,990
Texas PFA, GO, TECP, 0.30%, 5/12/10	4,000	4,000
Texas Water Dev. Board, VRDN, 0.24%, 7/15/19	10,000	10,000
Univ. of Michigan Regents, Hosp., VRDN, 0.28%, 12/1/25	12,055	12,055
Univ. of South Florida Fin. Corp., VRDN, 0.30%, 7/1/35 (5)	11,925	11,925

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Summit Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Cash Reserves Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

New Accounting Pronouncements In January 2010, new accounting guidance was issued that requires enhanced disclosures about fair value measurements in the financial statements; it is effective for fiscal years and interim periods beginning after December 15, 2009. Management expects that adoption of this guidance will have no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net asset value per share each day that the New York Stock Exchange is open for business. In accordance with Rule 2a-7 under the 1940 Act, securities are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market. On April 30, 2010, all of the fund’s investments were classified as Level 2, based on the inputs used to determine their values.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2009, the fund had $5,031,000 of unused capital loss carryforwards, all of which expire in fiscal 2016.

At April 30, 2010, the cost of investments for federal income tax purposes was $5,292,441,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

Price Associates may voluntarily waive all or a portion of its management fee to the extent necessary for the fund to maintain a zero or positive net yield. Any amounts waived under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary waiver at any time without prior notice. For the six months ended April 30, 2010, the total management fees waived were $2,636,000.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Directors, shareholder servicing costs associated with each college savings plan are allocated to the fund in proportion to the average daily value of its shares owned by the college savings plan. Shareholder servicing costs allocated to the fund are borne by Price Associates, pursuant to the fund’s all-inclusive fee agreement. At April 30, 2010, approximately 3% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate, special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated to the fund under these special servicing agreements are borne by Price Associates, pursuant to its all-inclusive fee agreement. At April 30, 2010, and during the six months then ended, no shares of the fund were held by the Spectrum Funds or the Retirement Funds.

As of April 30, 2010, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 452,826,083 shares of the fund, representing 8% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. The Board noted that, under the Contract, the fund pays the Adviser a single fee based on the fund’s assets and that the Adviser, in turn, pays all expenses of the fund, with certain exceptions. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Contract provided for a reasonable sharing of any benefits from economies of scale with the fund.

Fees
The Board reviewed the fund’s single-fee structure and compared it with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or above the median for comparable funds. (For these purposes, the Board assumed the fund’s management fee rate was equal to the single fee less the fund’s operating expenses.) The information also indicated that the fund’s total expense ratio was generally below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 17, 2010